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                                                                   EXHIBIT 10(c)

                          ALASKA APOLLO RESOURCES, INC.
                                       AND
                            JAYHEAD INVESTMENTS, LTD.
                                WARRANT AGREEMENT

         WARRANT AGREEMENT ("Agreement") dated as of March 7, 1997 between Alaska Apollo Resources, Inc., a Province of British Columbia corporation (the "Company") and Jayhead Investments, Ltd., ("Jayhead") (hereinafter referred to as "Holders" or as a "Holder").

                                   WITNESSTH:

         WHEREAS, the Holders have previously contributed capital to the Company and have been instrumental in supporting its development; and

         WHEREAS, the Company has agreed to issue warrants ("Warrants") to the Holders to purchase up to an aggregate of five hundred thousand (500,000) shares of Common Stock (the "Shares") of the Company; and

         WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued as of the date the Board of Directors of the Company approved such issuance;

         NOW, THEREFORE, in consideration of the premises, the forgiveness the Holder of $75,000 owed by the Company to Holder, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT. The Holders are hereby granted the right to purchase, from the Company, at anytime commencing on the date of issuance up to an aggregate of five hundred thousand (500,000) Shares (subject to adjustment as provided in Section 8 hereof) at an initial exercise price (subject to adjustment as provided in Section 11 hereof) of twelve and one-half cents ($0.125) per Share (the "Exercise Price"). Each Warrant will entitle the registered holder thereof to purchase one Share at the Exercise Price. The Warrants will be issued on this Agreement and each Warrant shall become exercisable commencing on the date of issuance.

         2. WARRANT CERTIFICATES. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. REGISTRATION OF WARRANT. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

         4. EXERCISE OF WARRANT - METHOD. The Warrants initially are exercisable at the Exercise Price times the number of Shares (subject to adjustment as provided in Section 11 hereof) set forth in Section 8 hereof payable by certified or official bank check or wire transfer in New York Clearing House funds or through the use of Appreciation Currency (as defined below), or any combination thereof. The number of Shares underlying the Warrants exercised at any one time times the Exercise Price shall sometimes hereinafter be collectively referred to as the "Holders Securities Exercise Price". Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Holders Securities Exercise Price for the Shares purchased at the Company's principal offices, presently located at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509-1844, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or other evidence of ownership for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part. In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the

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surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

         As used herein "Appreciation Currency" shall mean: the consideration given by the surrender of Warrants for Shares. The number of Shares to which the Holder shall be entitled in exchange for such Appreciation Currency shall be determined by multiplying the number of Shares that would be received if the Warrants were then exercised for cash, by the fraction, the numerator of which shall be the difference between (i) the Current Market Price of one Share and
(ii) the Warrant Price (as defined below), and the denominator of which shall be the Current Market Price of one Share. In the event the Warrants are adjusted so as to become exercisable for securities other than Shares ("Other Securities"), the definition of Appreciation Currency shall apply to the exercise of Warrants for such Other Securities by substituting in the place of "Shares" each such Other Security.

         For purposes of determining Appreciation Currency, the "Current Market Price" of a Share shall mean: (i) if the Shares are traded in the over-the-counter market and not in The Nasdaq National Market nor on any national securities exchange, the average of the per Share closing bid price on the 30 consecutive trading days immediately preceding the date in question, as reported by The Nasdaq SmallCap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq SmallCap Market), or (ii) if the Shares are traded in The Nasdaq National Market or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices in The Nasdaq National Market or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Shares is not reported by The Nasdaq SmallCap Market, the applicable bid price referred to in said clause shall be the average bid price as reported in The Nasdaq Electronic Bulletin Board or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in The Nasdaq National Market or on the national securities exchange on which the Shares are then quoted or listed. If the Shares are not traded in the over-the-counter market or The Nasdaq National Market, or on a national securities exchange, the Shares will be treated as nonmarketable securities and will be valued at a valuation based on contemporaneous transactions in the private market (including any foreign market, whether public or private ("Foreign Market")), and if there are no contemporaneous transactions in the private market or the Foreign Market, then based on the most recent transactions in the private market or Foreign Market. In the absence of any transactions in the private market or Foreign Market, the Shares will be valued at cost, unless there are objective criteria for revaluing such securities, which objective criteria are agreed upon by the Company and the Placement Agent. Objective criteria may include recent valuations, depending upon the purpose of such valuations. For purposes of determining Appreciation Currency, "Warrant Price" shall mean the Exercise Price defined in Section 1 hereof, as adjusted and readjusted as set forth in Section 11 hereof. In the event the Warrants are adjusted so as to become exercisable for Other Securities, the method for determining the Current Market Value for such securities shall be the same as set forth above.

         5. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrants, the issuance of certificates for Shares or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five
(5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 7 and 9 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Shares or other securities, property or rights issued upon exercise of the Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or Chief Executive Officer of the Company under its corporate seal reproduced thereon, and attested to by the manual or facsimile signature of the then present Secretary or any assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

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         6. TRANSFER OF WARRANT. The Warrants shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

         7. RESTRICTION ON TRANSFER OF WARRANTS. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of (a "Transfer"), in whole or in part, except by will or operation of law, pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or pursuant to an exemption from registration under the Act.

         8. EXERCISE PRICE AND NUMBER OF SECURITIES. Except as otherwise provided in Section 10 hereof, each of the Warrants is exercisable to purchase one Share at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of Shares for which the Warrant may be exercised shall be the price and the number of Shares, which shall result from time to time from any and all adjustments in accordance with the provisions of Section 11 hereof.

         9.       REGISTRATION RIGHTS.

                  9.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933. Each Warrant Certificate and each certificate representing the Shares and any of the other securities issuable upon exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend, unless (i) such Warrants or Warrant Securities are distributed to the public or sold to the Holders for distribution to the public pursuant to this Section 9 or otherwise pursuant to a registration statement filed under the Act, (ii) such Warrants or Warrant Securities are subject to a currently effective registration statement under the Act, or (iii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate or other evidence of ownership:

         THESE WARRANTS HAVE BEEN ISSUED PURSUANT TO THE TERMS OF A WARRANT AGREEMENT BY AND AMONG ALASKA APOLLO RESOURCES, INC. AND TRIO GROWTH TRUST, EXERGON CAPITAL S.A. AND JAYHEAD INVESTMENTS, LTD. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE, OR (IV) BY WILL OR OPERATION OF LAW.

         THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THE CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                  9.2 PIGGYBACK REGISTRATION. If, at any time, the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-4 or Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of the Warrants and/or the Warrant Securities of its intention to do so. If any of the Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in the underwriter's opinion the number of securities requested to be included in such registration exceeds the

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number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, (c) third, the Warrants and/or Warrant Securities requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holders of Warrants and/or Warrant Shares on the basis of the number of Warrants and/or Warrant Shares requested to be registered by such Holders, and (d) fourth, other securities requested to be included in such registration.

         Notwithstanding the provisions of this Section 9.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 9.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

                  9.3  DEMAND REGISTRATION.

                           (a) At any time, after the effective date of the
registration statement for the initial public offering of the Company, the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of the Warrants and/or Warrant Securities shall have the right on one occasion (which right is in addition to the registration rights under Section 9.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 or similar form and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale by such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company within fifteen (15) days after the Company mails notice of such request pursuant to Section 9.3(b) hereof (collectively, the "Requesting Holders") of their respective Warrant Securities so as to allow the unrestricted sale of the Warrant Securities to the public from time to time until all of the Warrant Shares requested to be registered by the Requesting Holders have been sold (the "Registration Period").

                           (b) The Company covenants and agrees to give written
notice of any registration request under this Section 9.3 by any Holder or Holders representing a Majority of the Warrants and/or Warrant Securities to all other registered Holders of the Warrants and the Warrant Securities within ten
(10) days from the date of the receipt of any such registration request.

                           (c) In addition to the registration rights under
Section 9.2 and subsection (a) of this Section 9.3, at any time commencing one year after the effective date of the registration statement for the initial public offering of the Company, the Holders of Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) shall have the right on one occasion, exercisable by written request to the Company, to have the Company prepare and file with the Commission a registration statement so as to permit a public offering and sale by such Holders of their respective Warrant Securities from time to time during the Registration Period; provided, however, that the provisions of Section 9.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

                  9.4 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under Section 9.2 or 9.3 hereof, the Company covenants and agrees as follows:

                           (a) The Company shall use its best efforts to file a
registration statement within ninety (90) days of receipt of any demand therefor, and to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

                           (b) The Company shall pay all costs (excluding fees
and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 9.2 and 9.3(a) hereof including, without limitation, the Company's legal and accounting fees,

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printing expenses, blue sky fees and expenses. The Holder(s) will pay all costs, fees and expenses in connection with the registration statement filed pursuant to Section 9.3(c).

                           (c) The Company will take all necessary action which
may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (d) The Company shall indemnify the Holder(s) of the
Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, arising from or relating to such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify each of the underwriters contained in the underwriting agreement entered into by the Company with such underwriters in connection with its initial public offering (the "Underwriting Agreement"), including provisions regarding notice of claims and the right to defend claims by a party obligated under any indemnity agreement.

                           (e) In order to provide for just and equitable
contribution under the Act in any case in which (i) any holder of the Warrant Securities or controlling person thereof makes a claim for indemnification but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 9.4(d) hereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any holder of the Warrant Securities, or controlling person thereof, then the Company, any such holder of the Warrant Securities, or controlling person thereof shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a holder of Warrant Securities, or controlling person thereof on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 9.4(e) were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 9.4(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9.4(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (with the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (f) The Holder(s) of the Warrant Securities to be
sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, to the extent that such law, claim, damage or liability (or proceeding with respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which the Warrant Securities were registered under the Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arises out of or is based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements therein not misleading, which,

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in each case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder for specific inclusion in such registration statement, to the same extent and with the same effect as the indemnification provisions contained in the Underwriting Agreement pursuant to which the underwriters of the Company's initial public offering have agreed to indemnify the Company, including provisions regarding notice of claims and the right to defend claims by a party obligated under any indemnity agreement.

                           (g) Nothing contained in this Agreement shall be
construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                           (h) The Company shall not permit the inclusion of any
securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 9.3 hereof, or permit any other registration statement (other than a registration statement on Form S-4 or S-8) to be or remain effective during a one hundred and eighty (180) day period following the effective date of a registration statement filed pursuant to Section 9.3 hereof, without the prior written consent of the Holders of the Warrants and Warrant Securities representing a Majority of such securities or as otherwise required by the terms of any existing registration rights granted prior to the date of this Agreement by the Company to the holders of any of the Company's securities.

                           (i) The Company shall furnish to each Holder
participating in the offering and to each underwriter participating in such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "cold comfort" letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                           (j) The Company shall as soon as practicable after
the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                           (k) The Company shall enter into an underwriting
agreement with the managing underwriter(s) selected for such underwriting by Holders holding a Majority of the Warrant Securities requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriter(s), and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

                           (l) For purposes of this Agreement, the term
"Majority" in reference to the Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act or Rule 144 promulgated under the Act.

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         10. OBLIGATIONS OF HOLDERS. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 9 hereof that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Warrant Securities held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Warrant Securities.

                  (b) Notify the Company, at any time when a prospectus relating to the Warrant Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         11. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants or the securities underlying the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) SUBDIVISION AND COMBINATION. In case the Company shall (i) declare a dividend or make a distribution on its outstanding Shares; (ii) subdivide or reclassify its outstanding Shares into a greater number of Shares; or (iii) combine or reclassify its outstanding Shares into a smaller number of Shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price, by a fraction, the denominator of which shall be the number of Shares outstanding after giving effect to such action, and the numerator of which shall be the number of Shares outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur. In addition, if the Company shall issue by reclassification of its Shares, other securities of the Company, then the number of Shares purchasable upon the exercise of each Warrant shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares and other securities of the Company which such Holder would have owned or would have been entitled to receive immediately after the happening of such event or any record date with respect thereto.

                  (b) ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 11, the number of Warrant Securities issuable upon the exercise at the adjusted Exercise Price, of each Warrant, shall be adjusted up to the nearest whole number of Shares by multiplying a number equal to the Exercise Price, in effect immediately prior to such adjustment by the number of the applicable Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) DEFINITION OF SHARES. For the purpose of this Agreement, the term "Shares" shall mean the (i) class of stock of the Company designated as Ordinary Shares in the Company's Articles of Association as of the date hereof, and (ii) any other class of stock resulting from successive changes or reclassifications of such Shares consisting solely of changes in par value, or from par value or from no par value to par value.

                  (d) MERGER OR CONSOLIDATION; SALE OR CONVEYANCE. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger, which does not result in any reclassification or change of the outstanding Shares, or a sale of all or substantially all of the Company's property, assets or business as an entirety, the corporation formed by such consolidation or merger, or the purchaser in such sale or conveyance, shall execute and deliver to each Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of membership interests, shares of stock and other securities and property receivable upon such consolidation or merger, sale or conveyance to which the Holder would have been entitled if the Holder had exercised such Warrant immediately prior to such consolidation or merger, or sale or conveyance. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 11. The above provision of this subsection shall similarly apply to successive consolidations and mergers, and sales and conveyances.

                  (e) NO ADJUSTMENT OF THE EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

                            (i)    Upon the issuance or sale of the Warrants or
the Warrant Securities;

                           (ii)    Upon the issuance or sale of Shares (or any
other security convertible, exercisable, or exchangeable into Shares or securities with similar rights and terms as the Shares) upon the direct or indirect conversion, exercise, or exchange of any options, rights, warrants, or other securities or indebtedness of the Company outstanding as of the date of this Agreement or granted pursuant to any stock option plan of the Company in existence or approved by the Board of Directors of the Company as of the date of this Agreement, pursuant to the terms thereof or issued pursuant to stock purchase plan in existence as of the date of this Agreement, pursuant to the terms thereof; or

                           (iii)    If the amount of said adjustment shall be
less than fifty cents ($0.50) per Share provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least fifty cents ($0.50) per Share.

         12. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         13. FRACTIONAL INTERESTS. The Company shall not be required to issue certificates or other evidence of ownership representing fractions of Shares or Other Securities upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of such fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares or other securities, properties or rights.

         14. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and solely for the purpose of issuance upon the exercise of the Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof and upon the exercise of any other exercisable or convertible securities underlying the Warrants. Every transfer agent and warrant agent (collectively "Transfer Agent") for the Shares and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of Shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Shares and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such Transfer Agent with duly executed stock and other certificates or evidence of ownership, as appropriate, for such purpose. The Company covenants and agrees that, upon each exercise of the Warrants and payment of the Holders Securities Exercise Price, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive or similar rights of any member of the Company. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all and other securities issuable upon the exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants to be listed and/or quoted (subject to official notice of issuance) on all securities exchanges or securities associations on which the Shares or other securities issued to the public in connection with the Company's initial public offering may then be listed and/or quoted.

         15. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders of the Warrants the right to vote or to consent or to receive notice as a member in respect of any meetings of members for the election of managers, officers or directors or any other matter, or as having any rights whatsoever as a member of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) The Company shall take a record of its members or of the holders of its for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) The Company shall offer to all the holders of its any additional membership interests of any class or other securities issued or to be issued by the Company, or securities convertible into or exchangeable for membership interests of any class or other securities issued or to be issued by the Company, or any option, right or warrant to subscribe therefor; or

                  (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale or conveyance of all or substantially all of its property, assets and business as an entirety shall be proposed; then in any one or more of said events, the Company shall give written notice to the registered holders of the Warrants of such event at least thirty (30) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the members entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         16. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or five (5) days after mailing by registered or certified mail, return receipt requested:

                  (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 4 hereof or to such other address as the Company may designate by notice to the Holders.

         17. SUPPLEMENTS; AMENDMENTS; ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company and the Holders may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holders may deem necessary or desirable and which the Company and the Holders deem shall not adversely affect the interests of the holders of Warrant Certificates.

         18. SUCCESSORS. All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements in any schedule, exhibit or certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

         20. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Kentucky and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

         21. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         22. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

         23. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders and any other registered holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders and any other holder(s) of the Warrant Certificates or Warrant Securities.

         24. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS OF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                          ALASKA APOLLO RESOURCES, INC.

                          By
                            ----------------------------------
                            William S. Daugherty, President

                          JAYHEAD INVESTMENTS, LTD.

                          By
                            ----------------------------------
                            _________________, President

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE OR (IV) BY WILL OR OPERATION OF LAW.

THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO

HEREIN.

                          EXERCISABLE AT ANY TIME AFTER
                                  MARCH 7, 1997

                             Warrant No.
                                        ----------------

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that                           , or
registered assigns, is the registered holder of Warrants to purchase initially,
at any time from after March 7, 1997, up to                          of fully
paid shares of common stock Shares (the "Shares") of Alaska Apollo Resources Inc. a Province of British Columbia corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events of twelve and one-half cents ($0.125) per Share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal executive office of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of March 7, 1997, between the Company and Jayhead Investments, Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check or wire transfer in New York Clearing House funds or through the use of Appreciation Currency (as defined in the Warrant Agreement) or a combination thereof payable to the order of the Company.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at the principal executive office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         This Warrant Certificate does not entitle any Warrant holder to any of the rights of a shareholder of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 7, 1997.

                          ALASKA APOLLO RESOURCES INC.

                          By
                            ------------------------------------
                            William S. Daugherty, President

          [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 4.1 OF THE
                               WARRANT AGREEMENT]

         The undersigned hereby irrevocably elects to exercise the right, represented by Warrant Certificate No. ______ to purchase _____________ Shares (as defined in the Warrant Agreement described below) and herewith tenders in payment for such securities a certified or official bank check or wire transfer payable in New York Clearing House Funds or through the use of Appreciation Currency (as defined in the Warrant Agreement), or a combination thereof to the order of Alaska Apollo Resources, Inc., a Province of British Columbia corporation (the "Company") in the amount of $______________, all in accordance with the terms of Section 4.1 of the Warrant Agreement dated as of March 7, 1997 between the Company and Jayhead Investments, Ltd. The undersigned requests that a certificate for such securities be registered in the name of ________________________________________________, whose address is
____________________________________________________________ and that such certificate be delivered to
______________________________________________________________________________,
whose address is ____________________________________________________________,
and if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned warrantholder or his assignee as below indicated and delivered to the address stated below.

Dated:________________.

                                        ----------------------------------------
                                        Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                        ----------------------------------------
                                        Address

                                        ----------------------------------------
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

Signature Guaranteed:
                     -----------------------------------------------------------
(Signature must be guaranteed by a bank, savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED __________________________________________ hereby sells, assigns and transfers unto
_______________________________________________________ [NAME OF TRANSFEREE]
Warrant Certificate No. ___________, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:_____________________.

                                        ----------------------------------------
                                        Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                        ----------------------------------------
                                        Address

                                        ----------------------------------------
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

Signature Guaranteed:
                     -----------------------------------------------------------
(Signature must be guaranteed by a bank, savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)